UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

Cash Reserves Fund Institutional

Annual Report
to Shareholders

December 31, 2008

Contents

Cash Reserves Fund Institutional

3 Portfolio Management Review

7 Information About Your Fund's Expenses

9 Portfolio Summary

10 Financial Statements

13 Financial Highlights

14 Notes to Financial Statements

19 Report of Independent Registered Public Accounting Firm

20 Tax Information

21 Board Members and Officers

Cash Management Portfolio

27 Investment Portfolio

35 Financial Statements

38 Financial Highlights

39 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Investment Management Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Summary of Administrative Fee Evaluation by Independent Fee Consultant

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Cash Reserves Fund Institutional: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (``DIMA'' or the ``Advisor''), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio (the ``Portfolio''), in which the fund invests all of its assets. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

In the following interview, the portfolio management team discusses the market environment and the team's approach to managing Cash Reserves Fund Institutional during its most recent annual period ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you discuss the market environment for the fund during the most recent annual period?

A: Over the past 12 months we witnessed unprecedented and earthshaking events in the money markets as well as in financial markets worldwide. The massive credit crunch that originated with problems in the US subprime mortgage market as well as securitized mortgages eventually brought down several major financial firms, and transformed Wall Street. Among other unprecedented actions, the US government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) in conservatorship of a newly-created independent regulator, the Federal Housing Finance Agency, and injected billions into the banking system through the Troubled Assets Relief Program (TARP).

Within the money market fund industry, major losses caused by the liquidity squeeze and the collapse of Lehman Brothers forced one money fund's share price to drop below $1 and another money fund to close. In the general "flight to quality" that ensued — amid a market atmosphere of heightened uncertainty over perceived credit quality — demand for short-term Treasury securities reached overwhelming levels at several points during 2008; investors prized safety over all other considerations, including yield.1 In response to the freeze-up in money market liquidity, the US Federal Reserve Board (the Fed) created new lending facilities for commercial paper, asset-backed commercial paper and the money markets.2 By the end of the fourth quarter, some degree of normalcy seemed to have been restored to the short-term credit markets in response to government actions. However, many investors clung to a flight-to-quality stance in light of rising unemployment, trouble for US automakers, the need for more Wall Street bailouts, and concern that the recession and problems in the housing market could go on for some time. By year end the Fed had reduced short-term interest rates to a target between 0% and 0.25%, saying that it would now expand its balance sheet in an attempt to stimulate the financial markets.

1 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

As of December 31, 2008, the three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 1.43%, compared with 4.70% as of December 31, 2007.3

2 Lending Facility -— In their search for answers to the financial crisis and credit crunch, US Federal Reserve Board (the Fed) officials have created a series of lending facilities to try to restore liquidity within the financial system and prompt large financial institutions to resume lending to one another at more accustomed levels. The first such facility the Fed created was the Term Securities Lending Facility (TSLF), where the Fed agreed to lend up to $200 billion of Treasury securities to primary dealers secured by a pledge of other securities. This lending by the Fed was meant to, in turn, prompt further lending by its borrowers. Since then the Fed has set up commercial paper and asset-backed commercial paper lending facilities to perform similar liquidity operations in those areas of the credit market.
3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: Given the difficult situation throughout the investment markets, and understanding that the credit crunch would not be a short-term phenomenon, our strategy for the fund during the earlier part of 2008 was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves. In mid-September, when conditions in the money markets worsened drastically, we enacted a significantly more defensive strategy, holding more overnight securities in the form of repurchase agreements. We also purchased Treasury and agency instruments as well as corporate commercial paper in seeking the highest-quality portfolio given the extremely difficult market conditions. As conditions ease, we may look to extend maturity cautiously.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
December 31, 2008	1.27%*
December 31, 2007	4.88%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 1.18% as of December 31, 2008 and 4.81% as of December 31, 2007.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at www.moneyfunds.deam-us.db.com for the product's most recent month-end performance.

Q: What detracted from performance during the period?

A: The types of securities in which the fund was investing tended to have lower yields than issues carrying more risk. We preferred to be cautious during this time of significant market turbulence. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist on the highest credit quality within the fund. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for shareholders.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return*
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,010.80
Expenses Paid per $1,000**	$ 1.01
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,024.13
Expenses Paid per $1,000**	$ 1.02
* Expenses include amounts allocated proportionally from the master portfolio.
** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
Cash Reserves Fund Institutional	.20%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Commercial Paper	42%	48%
Certificates of Deposit and Bank Notes	21%	13%
Time Deposits	13%	2%
Short-Term Notes	11%	25%
Repurchase Agreements	10%	1%
Government & Agency Obligations	2%	7%
Municipal Bonds and Notes	1%	—
Master Notes	—	3%
Asset-Backed	—	1%
	100%	100%
Weighted Average Maturity

Cash Reserves Fund Institutional	47 days	47 days
First Tier Institutional Money Fund Average*	37 days	38 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see page 27. A quarterly Fact Sheet is available upon request. A complete list of the Portfolio's portfolio holdings is posted twice each month on www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investment in Cash Management Portfolio, at value	$ 4,393,565,595
Receivable for Fund shares sold	15,644,596
Due from Advisor	31,610
Other assets	641,782
Total assets	4,409,883,583
Liabilities
Distributions payable	1,062,448
Other accrued expenses and payables	232,017
Total liabilities	1,294,465
Net assets, at value	$ 4,408,589,118
Net Assets Consist of
Undistributed net investment income	1,162,243
Accumulated net realized gain (loss)	(2,343,336)
Paid-in capital	4,409,770,211
Net assets, at value	$ 4,408,589,118
Net Asset Value
Net Asset Value, offering and redemption price per share ($4,408,589,118 ÷ 4,409,769,871 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2008
Investment Income
Income and expenses allocated from Cash Management Portfolio: Interest	$ 138,830,617
Expenses*	(5,794,087)
Net investment income allocated from Cash Management Portfolio	133,036,530
Expenses: Administration fee	4,542,594
Services to shareholders	252,812
Professional fees	104,201
Trustees' fees and expenses	50,011
Reports to shareholders	36,578
Registration fees	40,849
Temporary guarantee program participation fee	525,917
Other	48,773
Total expenses before expense reductions	5,601,735
Expense reductions	(2,733,935)
Total expenses after expense reductions	2,867,800
Net investment income	130,168,730
Net realized gain (loss) allocated from Cash Management Portfolio	(2,304,943)
Net increase (decrease) in net assets resulting from operations	$ 127,863,787
* For the year ended December 31, 2008, the Cash Management Portfolio was reimbursed by the Advisor for fees in the amount of $12,491,030, of which $1,748,841 was allocated to this Fund on a pro-rated basis.
Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 130,168,730	$ 309,008,818
Net realized gain (loss)	(2,304,943)	123,801
Net increase (decrease) in net assets resulting from operations	127,863,787	309,132,619
Distributions to shareholders from: Net investment income	(129,132,400)	(309,008,818)
Fund share transactions: Proceeds from shares sold	50,579,206,598	49,876,062,056
Reinvestment of distributions	89,879,427	213,226,164
Cost of shares redeemed	(51,447,895,625)	(50,357,022,287)
Net increase (decrease) in net assets from Fund share transactions	(778,809,600)	(267,734,067)
Increase (decrease) in net assets	(780,078,213)	(267,610,266)
Net assets at beginning of period	5,188,667,331	5,456,277,597
Net assets at end of period (including undistributed net investment income of $1,162,243 and $125,913, respectively)	$ 4,408,589,118	$ 5,188,667,331
Other Information
Shares outstanding at beginning of period	5,188,579,471	5,456,313,538
Shares sold	50,579,206,598	49,876,062,056
Shares issued to shareholders in reinvestment of distributions	89,879,427	213,226,164
Shares redeemed	(51,447,895,625)	(50,357,022,287)
Net increase (decrease) in Fund shares	(778,809,600)	(267,734,067)
Shares outstanding at end of period	4,409,769,871	5,188,579,471

Financial Highlights

Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.027	.051	.049	.031	.013
Net realized and unrealized gain (loss)[a]	—	—	—	—	—
Total from investment operations	.027	.051	.049	.031	.013
Less distributions from: Net investment income	(.027)	(.051)	(.049)	(.031)	(.013)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	2.75	5.27	4.99	3.15	1.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,409	5,189	5,456	6,493	6,721
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.29	.28	.28	.26	.26
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.19	.18	.16	.18	.18
Ratio of net investment income (%)	2.86	5.14	4.85	3.08	1.22
[a] Amount is less than $.0005. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Cash Reserves Fund Institutional (the ``Fund'') is a series of DWS Institutional Funds (the ``Trust''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, the Cash Management Portfolio (the ``Portfolio''), an open-end management investment company registered under the 1940 Act and advised by Deutsche Investment Management Americas Inc. (``DIMA" or the ``Advisor''), and the Advisor for the master portfolio. Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information.

At December 31, 2008, the Fund owned approximately 15% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $2,343,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($38,000) and December 31, 2016 ($2,305,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 1,162,243
Capital loss carryforward	$ (2,343,000)

In addition, during the year ended December 31, 2008, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2008	2007
Distributions from ordinary income	$ 129,132,400	$309,008,818

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is an indirect, wholly owned subsidiary of Deutsche Bank AG, and the Advisor for the master portfolio.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2008 through May 13, 2010, DIMA has contractually agreed to waive all or a portion of its Administration fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.18% of the Fund's average daily net assets, including expenses of the Portfolio.

For the year ended December 31, 2008, the Advisor waived a portion of its Administration fee as follows:

	Total Aggregated	Waived	Unpaid at December 31, 2008	Annual Effective Rate
Cash Reserves Fund Institutional	$ 4,542,594	$ 2,488,148	$ 159,414.05%

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2008, the amount charged to the Fund by DISC aggregated $215,716, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2008, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $15,829, of which $10,494 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees/Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended December 31, 2008, the Fund paid its allocated portion of the retirement benefit of $30,071 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

C. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2008, there were two shareholders who held approximately 20% and 17%, respectively, of the outstanding shares of the Fund.

D. Participation in the Treasury's Temporary Guarantee Program

The Fund is participating in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury").

The Program is designed to protect the value of accounts in the Fund as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Fund for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Fund's net asset value falls below $0.995 and the Fund is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment.

The Fund bears the expenses of participating in the Program. The expense is determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.01%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee is equal to 0.015%. This expense is being amortized over the length of the participation in the Program and is included on the Statement of Operations. Through December 31, 2008, the Fund has accrued $525,917. The Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, the Fund would need to pay an additional fee and there can be no assurances that the Fund would continue to participate. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund.

Neither the Fund nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Cash Reserves Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Reserves Fund Institutional (hereafter referred to as the ``Fund'') at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2009	PricewaterhouseCoopers LLP

Tax Information

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2008

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 20.6%
Banco Bilbao Vizcaya Argentaria SA:
3.09%, 3/9/2009	120,000,000	120,001,100
3.1%, 1/12/2009	250,000,000	250,205,767
Bank of America NA, 3.7%, 4/3/2009	25,000,000	24,763,611
Bank of Nova Scotia, 3.35%, 1/23/2009	148,500,000	148,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd.:
1.25%, 3/31/2009	350,000,000	350,000,000
1.85%, 2/12/2009	420,000,000	420,000,000
Barclays Bank PLC:
3.17%, 2/19/2009	200,000,000	200,000,000
3.18%, 3/3/2009	75,000,000	75,000,000
BNP Paribas:
1.78%, 3/12/2009	250,000,000	250,000,000
3.08%, 3/5/2009	50,000,000	50,000,000
Calyon:
1.15%, 2/2/2009	400,000,000	400,000,000
2.2%, 3/11/2009	52,000,000	52,070,452
3.05%, 2/5/2009	10,000,000	9,998,945
3.13%, 1/12/2009	2,500,000	2,500,020
3.14%, 3/5/2009	150,000,000	150,000,000
Canadian Imperial Bank of Commerce:
1.68%, 2/10/2009	300,000,000	300,000,000
3.67%, 1/21/2009	350,000,000	350,001,926
DNB NOR Bank ASA:
3.07%, 3/9/2009	212,600,000	212,600,000
3.7%, 1/23/2009	215,750,000	215,750,000
HSBC Bank PLC, 0.55%, 1/20/2009	50,000,000	50,000,000
Metropolitan Life Global Funding I, 144A, 3.8%, 1/20/2009	91,500,000	91,500,000
Mizuho Corporate Bank Ltd.:
1.21%, 3/23/2009	126,250,000	126,252,832
2.19%, 3/12/2009	500,000,000	500,009,669
Nordea Bank Finland PLC, 2.51%, 6/5/2009	98,000,000	98,066,398
Rabobank Nederland NV, 3.0%, 2/26/2009	127,750,000	127,750,000
Svenska Handelsbanken AB:
1.35%, 3/31/2009	238,000,000	238,499,507
1.985%, 3/11/2009	350,000,000	350,003,338
2.0%, 3/12/2009	305,000,000	305,135,518
2.05%, 3/11/2009	130,000,000	130,012,396
Toronto-Dominion Bank, 2.0%, 5/12/2009	244,000,000	244,000,000
Westpac Banking Corp., 1.2%, 4/13/2009	270,000,000	270,000,000
Total Certificates of Deposit and Bank Notes (Cost $6,112,621,479)		6,112,621,479

Commercial Paper 41.7%
Issued at Discount**
Alcon Capital Corp.:
2.25%, 1/21/2009	100,000,000	99,875,000
2.5%, 5/8/2009	50,000,000	49,559,028
Alpine Securitization:
0.25%, 1/20/2009	50,000,000	49,993,403
1.0%, 1/28/2009	50,000,000	49,962,500
1.35%, 1/12/2009	300,000,000	299,876,250
1.35%, 1/23/2009	375,000,000	374,690,625
ASB Finance Ltd., 3.1%, 3/6/2009	100,000,000	99,448,889
AT&T Inc.:
0.1%, 1/14/2009	5,000,000	4,999,819
0.18%, 1/29/2009	45,000,000	44,993,700
0.75%, 1/7/2009	100,000,000	99,987,500
Atlantic Asset Securitization LLC, 0.7%, 1/12/2009	30,000,000	29,993,583
Australia & New Zealand Banking Group Ltd., 2.2%, 2/6/2009	110,000,000	109,758,000
Bank of America Corp., 3.1%, 2/12/2009	66,500,000	66,259,492
BNP Paribas Finance, Inc., 0.935%, 3/30/2009	500,000,000	498,857,222
BP Capital Markets PLC:
1.285%, 3/5/2009	200,000,000	199,550,250
1.3%, 3/16/2009	125,000,000	124,665,972
Calyon North America, Inc., 0.26%, 1/30/2009	142,000,000	141,970,259
Cancara Asset Securitisation LLC, 0.95%, 1/9/2009	200,000,000	199,957,778
Coca-Cola Co., 1.45%, 2/11/2009	200,000,000	199,669,722
Colgate-Palmolive Co.:
0.05%, 1/6/2009	50,000,000	49,999,653
0.05%, 1/9/2009	6,900,000	6,899,923
0.08%, 1/30/2009	44,000,000	43,997,164
0.09%, 1/14/2009	30,000,000	29,999,025
Danske Corp., 3.81%, 1/28/2009	110,700,000	110,383,675
DnB NOR Bank ASA, 2.0%, 3/13/2009	390,000,000	388,461,667
Eli Lilly & Co., 1.45%, 2/17/2009	100,000,000	99,810,694
European Investment Bank:
0.85%, 6/11/2009	320,000,000	318,783,556
1.775%, 3/6/2009	200,000,000	199,368,889
General Electric Co.:
1.2%, 8/31/2009	200,000,000	198,386,667
2.84%, 2/4/2009	300,000,000	299,195,333
2.84%, 2/6/2009	225,000,000	224,361,000
3.35%, 4/20/2009	225,000,000	222,717,813
Gotham Funding Corp.:
1.35%, 3/4/2009	100,000,000	99,767,500
1.5%, 1/7/2009	19,000,000	18,995,250
1.6%, 1/16/2009	172,954,000	172,838,697
ING (US) Funding LLC, 0.5%, 1/9/2009	100,000,000	99,988,889
Johnson & Johnson:
2.2%, 1/29/2009	100,000,000	99,828,889
2.25%, 1/20/2009	100,000,000	99,881,250
2.25%, 1/23/2009	50,000,000	49,931,250
Jupiter Securitization Co., LLC, 1.2%, 1/14/2009	25,033,000	25,022,152
Kingdom of Denmark:
0.75%, 4/22/2009	131,000,000	130,697,063
0.77%, 4/24/2009	250,000,000	249,395,764
Kreditanstalt fuer Wiederaufbau, 1.05%, 3/4/2009	1,500,000	1,497,288
Liberty Street Funding LLC:
1.75%, 3/13/2009	50,000,000	49,827,431
2.15%, 2/13/2009	32,000,000	31,917,822
Market Street Funding LLC:
2.0%, 3/5/2009	120,000,000	119,580,000
2.4%, 3/16/2009	350,000,000	348,273,333
Microsoft Corp.:
0.1%, 2/27/2009	15,460,000	15,457,552
0.15%, 3/13/2009	7,000,000	6,997,929
0.15%, 3/19/2009	4,000,000	3,998,717
Nestle Capital Corp., 2.5%, 5/5/2009	50,000,000	49,569,444
Nieuw Amsterdam Receivables Corp.:
1.7%, 1/15/2009	245,000,000	244,838,028
2.0%, 1/5/2009	200,000,000	199,955,556
Park Avenue Receivables Corp.:
1.1%, 1/14/2009	50,072,000	50,052,110
1.2%, 1/21/2009	25,000,000	24,983,333
Pfizer, Inc.:
0.5%, 5/11/2009	50,000,000	49,909,722
1.15%, 4/6/2009	112,000,000	111,660,111
1.3%, 4/15/2009	290,000,000	288,910,889
2.52%, 3/2/2009	50,000,000	49,790,000
Procter & Gamble Co.:
1.2%, 2/11/2009	32,000,000	31,956,267
1.3%, 1/30/2009	100,000,000	99,895,278
1.6%, 2/11/2009	40,000,000	39,927,111
2.0%, 2/26/2009	15,000,000	14,953,333
Procter & Gamble International Funding SCA:
0.35%, 4/3/2009	100,000,000	99,910,556
1.05%, 1/23/2009	50,000,000	49,967,917
1.1%, 3/16/2009	100,000,000	99,773,889
1.15%, 3/16/2009	50,000,000	49,881,806
1.18%, 1/23/2009	50,000,000	49,963,944
1.4%, 3/4/2009	86,000,000	85,792,644
2.23%, 1/29/2009	30,000,000	29,947,967
2.23%, 2/6/2009	80,000,000	79,821,600
2.23%, 2/12/2009	60,000,000	59,843,900
2.23%, 2/20/2009	100,000,000	99,690,278
2.23%, 2/26/2009	10,000,000	9,965,311
Romulus Funding Corp., 1.0%, 1/2/2009	84,770,000	84,767,645
Royal Bank of Canada, 0.07%, 1/30/2009	100,000,000	99,994,361
Sanpaolo IMI US Financial Co., 0.34%, 2/2/2009	400,000,000	399,879,111
Sheffield Receivables Corp., 1.5%, 1/8/2009	150,000,000	149,956,250
Shell International Finance BV:
1.75%, 4/30/2009	113,000,000	112,346,326
2.1%, 5/1/2009	100,000,000	99,300,000
2.4%, 5/11/2009	62,000,000	61,462,667
Siemens Capital Co., LLC, 0.95%, 3/2/2009	100,000,000	99,841,667
Societe Generale North America, Inc., 1.705%, 3/27/2009	400,000,000	398,389,722
Starbird Funding Corp.:
1.85%, 3/23/2009	76,000,000	75,683,650
1.85%, 3/25/2009	63,000,000	62,731,288
1.9%, 3/19/2009	103,000,000	102,581,419
2.3%, 1/5/2009	30,000,000	29,992,333
2.45%, 3/9/2009	100,000,000	99,544,028
Tempo Finance Corp., 2.05%, 1/8/2009	150,000,000	149,940,208
Thunder Bay Funding LLC:
0.5%, 1/20/2009	70,490,000	70,471,398
1.3%, 3/2/2009	98,561,000	98,347,451
1.35%, 1/23/2009	41,588,000	41,553,690
1.45%, 3/20/2009	34,592,000	34,483,323
4.25%, 1/23/2009	84,769,000	84,548,836
Toronto Dominion Holdings (USA), Inc., 3.72%, 2/23/2009	300,000,000	298,357,000
Toyota Motor Credit Corp.:
0.45%, 1/16/2009	20,000,000	19,996,250
0.75%, 2/3/2009	115,000,000	114,920,937
2.1%, 4/1/2009	210,000,000	208,897,500
2.1%, 4/2/2009	250,000,000	248,672,917
3.4%, 1/26/2009	220,000,000	219,480,556
Victory Receivables Corp.:
1.05%, 2/23/2009	90,000,000	89,860,875
1.25%, 1/20/2009	111,897,000	111,823,179
1.65%, 1/23/2009	161,910,000	161,746,741
Total Commercial Paper (Cost $12,360,863,149)		12,360,863,149

Government & Agency Obligations 2.5%
US Government Sponsored Agencies 2.4%
Federal Home Loan Bank:
0.04%**, 1/6/2009	10,656,000	10,655,941
0.15%**, 1/23/2009	5,000,000	4,999,542
2.2%, 4/1/2009	20,000,000	20,083,846
2.61%, 6/3/2009	30,000,000	30,000,000
Federal Home Loan Mortgage Corp.:
0.55%**, 8/3/2009	365,000,000	363,806,653
5.0%, 1/16/2009	40,000,000	40,035,962
Federal National Mortgage Association:
0.5%**, 7/1/2009	190,700,000	190,220,601
0.5%**, 7/20/2009	60,000,000	59,833,333
		719,635,878
US Treasury Obligations 0.1%
US Treasury Bills:
0.065%**, 2/12/2009	3,606,000	3,605,727
0.1%**, 6/11/2009	4,776,000	4,773,864
0.145%**, 6/18/2009	2,411,000	2,409,369
0.22%**, 6/25/2009	3,371,000	3,367,395
0.645%**, 5/15/2009	10,400,000	10,375,031
1.07%**, 1/15/2009	1,734,000	1,733,278
		26,264,664
Total Government & Agency Obligations (Cost $745,900,542)		745,900,542

Short Term Notes* 11.3%
Abbey National Treasury Services PLC:
0.881%, 4/24/2009	125,500,000	125,500,000
1.435%, 2/13/2009	50,000,000	50,000,000
2.417%, 2/20/2009	187,250,000	187,250,000
American Honda Finance Corp., 144A, 1.596%, 3/25/2009	100,000,000	100,000,000
Australia & New Zealand Banking Group Ltd.:
144A, 2.409%, 7/10/2009	96,000,000	96,000,000
144A, 2.426%, 7/2/2009	199,350,000	199,347,438
Bank of America NA, 144A, 4.35%, 7/6/2009	195,000,000	195,000,000
Bank of Scotland PLC, 2.916%, 6/5/2009	123,250,000	123,250,000
Barclays Bank PLC, 0.097%, 2/27/2009	30,000,000	30,000,000
BNP Paribas, 2.445%, 5/13/2009	84,100,000	84,100,000
Calyon, 1.025%, 1/16/2009	200,000,000	200,018,750
Credit Agricole SA, 144A, 1.775%, 7/22/2009	296,500,000	296,500,000
General Electric Co., 0.501%, 9/24/2009	135,000,000	135,000,000
ING Bank NV, 144A, 1.716%, 3/26/2009	84,000,000	84,000,000
Intesa Sanpaolo SpA, 1.695%, 5/13/2009	125,000,000	125,000,000
Metropolitan Life Global Funding I:
144A, 4.57%, 5/11/2009	66,500,000	66,500,000
144A, 5.193%, 4/13/2009	35,000,000	35,000,000
National Australia Bank Ltd.:
144A, 2.438%, 2/19/2009	179,750,000	179,750,000
4.543%, 4/7/2009	125,750,000	125,750,000
Natixis, 2.442%, 4/6/2009	268,500,000	268,500,000
Procter & Gamble International Funding SCA, 2.308%, 2/19/2009	64,000,000	64,000,000
Rabobank Nederland NV, 144A, 2.577%, 10/9/2009	179,250,000	179,250,000
Royal Bank of Canada, 144A, 1.595%, 7/15/2009	171,500,000	171,500,214
Svenska Handelsbanken AB, 144A, 3.885%, 5/26/2009	25,000,000	25,000,000
Toyota Motor Credit Corp.:
0.36%, 3/12/2009	110,000,000	110,000,000
0.36%, 3/19/2009	100,000,000	100,000,000
Total Short Term Notes (Cost $3,356,216,402)		3,356,216,402

Time Deposits 13.0%
ABN AMRO Bank NV, 0.005%, 1/2/2009	600,000,000	600,000,000
Bank of the West, 0.01%, 1/2/2009	284,000,000	284,000,000
Canadian Imperial Bank of Commerce, 0.01%, 1/2/2009	30,000,000	30,000,000
ING Bank NV:
0.02%, 1/2/2009	126,000,000	126,000,000
KBC Bank NV, Zero Coupon, 1/2/2009	1,200,000,000	1,200,000,000
National Bank of Canada, 0.03%, 1/2/2009	98,000,000	98,000,000
Royal Bank of Canada, 0.01%, 1/2/2009	154,000,000	154,000,000
Societe Generale, 0.02%, 1/2/2009	60,000,000	60,000,000
UBS AG, Zero Coupon, 1/2/2009	1,300,000,000	1,300,000,000
Total Time Deposits (Cost $3,852,000,000)		3,852,000,000

Municipal Bonds and Notes 0.7%
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston University, Series N, 1.15%***, 10/1/2034, Bank of America NA (a)	58,250,000	58,250,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series X, 1.65%***, 10/1/2028, TD Bank NA (a)	12,260,000	12,260,000
New York, NY, General Obligation, Series J14, 3.75%***, 8/1/2019	41,855,000	41,855,000
Ohio, Housing Finance Agency, Mortgage Revenue, Residential-Mortgage Backed, Series D, AMT, 0.9%***, 9/1/2036	45,000,000	45,000,000
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series B, 2.25%***, 3/1/2033	38,000,000	38,000,000
Total Municipal Bonds and Notes (Cost $195,365,000)		195,365,000

Repurchase Agreements 10.1%
Banc of America Securities LLC, 0.08%, dated 12/31/2008, to be repurchased at $525,002,333 on 1/2/2009 (b)	525,000,000	525,000,000
BNP Paribas, 0.005%, dated 12/31/2008, to be repurchased at $600,000,167 on 1/2/2009 (c)	600,000,000	600,000,000
The Goldman Sachs & Co., 0.005%, dated 12/31/2008, to be repurchased at $144,657,040 on 1/2/2009 (d)	144,657,000	144,657,000
The Goldman Sachs & Co., 0.04%, dated 12/31/2008, to be repurchased at $673,361,496 on 1/2/2009 (e)	673,360,000	673,360,000
The Goldman Sachs & Co., 0.04%, dated 12/31/2008, to be repurchased at $1,050,005,833 on 1/5/2009 (f)	1,050,000,000	1,050,000,000
Total Repurchase Agreements (Cost $2,993,017,000)		2,993,017,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $29,615,983,572)+	99.9	29,615,983,572
Other Assets and Liabilities, Net	0.1	37,205,958
Net Assets	100.0	29,653,189,530
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2008.
+ The cost for federal income tax purposes was $29,615,983,572.
(a) Security incorporates a letter of credit from the bank listed.
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
25,102,245	Federal Home Loan Mortgage Corp.	5.0	7/1/2035	25,750,000
501,130,382	Federal National Mortgage Association	5.0	7/1/2035	515,000,000
Total Collateral Value				$ 540,750,000
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
384,593,045	US Treasury STRIPS	Zero Coupon	8/15/2010- 11/15/2021	288,310,797
302,795,200	US Treasury Inflation-Indexed Bond	1.875	7/15/2015	323,689,253
Total Collateral Value				$ 612,000,050
(d) Collateralized by $104,092,000 US Treasury Bond, 6.25%, maturing on 8/15/2023 with a value of $147,550,150.
(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
400,980,861	Federal National Mortgage Association	5.0-6.0	10/1/2037- 12/1/2038	413,302,208
266,294,342	Federal Home Loan Mortgage Corp.	5.0-5.5	3/1/2037- 12/1/2038	273,524,992
Total Collateral Value				$ 686,827,200
(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,025,844,952	Federal National Mortgage Association	5.0-6.0	4/1/2035- 12/1/2038	1,055,710,960
14,770,950	Federal Home Loan Mortgage Corp.	6.0	12/1/2038	15,289,041
Total Collateral Value				$ 1,071,000,001

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	29,615,983,572
Level 3	—
Total	$ 29,615,983,572

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments in securities, valued at amortized cost	$ 26,622,966,572
Repurchase agreements, valued at amortized cost	2,993,017,000
Cash	52,827,101
Interest receivable	37,091,083
Other assets	735,942
Total assets	29,706,637,698
Liabilities
Payable for investments purchased	50,106,119
Accrued advisory fee	2,022,436
Other accrued expenses and payables	1,319,613
Total liabilities	53,448,168
Net assets, at value	$ 29,653,189,530
Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 968,703,648
Expenses: Advisory fee	40,442,627
Administration fee	9,745,032
Custodian fee	1,130,011
Professional fees	417,104
Trustees' fees and expenses	1,236,792
Other	1,058,013
Total expenses before expense reductions	54,029,579
Expense reductions	(12,491,030)
Total expenses after expense reductions	41,538,549
Net investment income	927,165,099
Net realized gain (loss)	(6,875,939)
Net increase (decrease) in net assets resulting from operations	$ 920,289,160
Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 927,165,099	$ 1,079,019,089
Net realized gain (loss)	(6,875,939)	840,140
Net increase (decrease) in net assets resulting from operations	920,289,160	1,079,859,229
Capital transaction in shares of beneficial interest: Proceeds from capital invested	373,665,603,010	284,201,163,257
Value of capital withdrawn	(378,671,753,786)	(260,418,815,249)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(5,006,150,776)	23,782,348,008
Increase (decrease) in net assets	(4,085,861,616)	24,862,207,237
Net assets at beginning of period	33,739,051,146	8,876,843,909
Net assets at end of period	$ 29,653,189,530	$ 33,739,051,146

Financial Highlights

Years Ended December 31,	2008	2007	2006	2005	2004
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29,653	33,739	8,877	9,931	9,812
Ratio of expenses before expense reductions (%)	.17	.17	.20	.21	.21
Ratio of expenses after expense reductions (%)	.13	.14	.18	.18	.18
Ratio of net investment income (%)	2.85	5.14	4.83	3.08	1.22
Total Return (%)[a,b]	2.81	5.31	4.97	3.15	1.26
[a] Total return would have been lower had certain expenses not been reduced. [b] Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Significant Accounting Policies

Cash Management Portfolio (the ``Portfolio'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. The Portfolio's securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Portfolio's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Portfolio's Investment Portfolio.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is an indirect, wholly owned subsidiary of Deutsche Bank AG, and the Advisor for the master portfolio.

Under the Advisor Agreement, the Portfolio pays the Advisor a monthly advisory fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio's average daily net assets	.150%
Next $4.5 billion of such net assets	.133%
Over $7.5 billion of such net assets	.120%

For the period from January 1, 2008 through July 29, 2010, the Advisor has contractually agreed to reimburse or pay certain operating expenses at 0.15% of the Portfolio's average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

For the period from January 1, 2008 through February 4, 2008, the Advisor had voluntarily agreed to maintain total operating expenses at 0.11% of the Portfolio's average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest). For the period from February 5, 2008 through December 31, 2008, the Advisor has voluntarily agreed to maintain total operating expenses at 0.13% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest). The amount of the waiver and whether the Advisor and Administrator waive a portion of its fee may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2008, the Portfolio incurred an advisory fee equivalent to the following annual effective rate of the Portfolio's average daily net assets:

	Total Aggregated	Waived	Annual Effective Rate
Cash Management Portfolio	$ 40,442,627	$ 12,102,098.09%

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, the Advisor received an Administration fee of $9,745,032, of which $730,622 is unpaid.

Trustees'/Directors' Fees and Expenses. The Portfolio paid each Trustee/Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Portfolios' Boards of Trustees/Directors, certain Independent Board Members retired prior to their normal retirement date and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. During the period ended December 31, 2008, the Portfolio paid its allocated portion of the retirement benefit of $182,019 to the non-continuing Independent Board Members, and the Portfolio was reimbursed by DIMA for this payment.

C. Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2008, the Portfolio's custodian fee was reduced by $206,913 for custody credits earned.

D. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Portfolios Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the ``Portfolio'') at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2009	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Fund, a series of DWS Institutional Funds, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees (which is also the Board of Trustees for the Fund), including the Independent Trustees, approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and the Fund's investment management agreement with DIMA (the "Fund Agreement," and together with the Portfolio Agreement, the "Agreements") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of the Portfolio's and Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA provides portfolio management services to the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Fund and the Portfolio. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet ("iMoneyNet"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by iMoneyNet), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the aggregate total (net) operating expenses (excluding 12b-1 fees) of the Fund and the Portfolio were expected to be in 2nd quartile of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Portfolio's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's and the Portfolio's combined total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's and the Portfolio's combined total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Portfolio Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's and the Portfolio's fee schedules represent an appropriate sharing between the Fund and the Portfolio, as the case may be, and DIMA of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	BIRXX
CUSIP Number	23339C 826
Fund Number	500

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, Cash Reserve Fund Institutional has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVE FUND INSTITUTIONAL

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$18,500	$0	$0	$0
2007	$18,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009